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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2009
                                                         -----------------

                            SI FINANCIAL GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

United States                               0-50801           84-1655232
-------------                               -------           ----------
(State or other jurisdiction of           (Commission        (IRS Employer
incorporation or organization)            File Number)      Identification No.)


803 Main Street, Willimantic, Connecticut                         06226
-----------------------------------------                         -----
(Address of principal executive offices)                        (Zip Code)

                                 (860) 423-4581
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             -------------------------------------------------------------------
             YEAR.
             ----

         Effective November 18, 2009, SI Financial Group, Inc. (the "Registrant") amended Article III, Section 16 of its Bylaws to increase the director age limitation from 72 to 75 years of age. A copy of the Article III,
Section 16, as amended, is attached hereto as an exhibit and incorporated herein by reference.

         Before such amendment, Article III, Section 16 read as follows:

         "16. Age Limitation. No person 72 years of age shall be eligible for election, reelection, appointment, or reappointment to the board of the Subsidiary Holding Company. No director shall serve as such beyond the annual meeting of the Subsidiary Holding Company following the director becoming 72, except that a director serving on August 6, 2004 may complete the term as director. This age limitation does not apply to an advisory director."

         The Bylaws of each of SI Bancorp, MHC, the Registrant's parent mutual holding company, and Savings Institute Bank and Trust Company, the Registrant's wholly-owned subsidiary, also were amended similarly effective November 18, 2009.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

        (a)  Financial Statements of Businesses Acquired: Not applicable

        (b)  Pro Forma Financial Information: Not applicable

        (c)  Shell Company Transactions: Not applicable

        (d)  Exhibits

             Number          Description
             ------          -----------

             3(ii)           Amendment to Bylaws



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SI FINANCIAL GROUP, INC.



Date: November 19, 2009                By: /s/ Rheo A. Brouillard
                                           ----------------------
                                           Rheo A. Bouillard
                                           President and Chief Executive Officer